UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibit include forward-looking statements. Edison International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison International have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and Southern California Edison Company's combined Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q.

Item 7.01	Regulation FD Disclosure
On September 19, 2014, Edison International's subsidiary, Southern California Edison Company, San Diego Gas & Electric Company, The Utility Reform Network, the California Public Utilities Commission ("CPUC") Office of Ratepayer Advocates, Friends of the Earth and the Coalition of California Utility Employees (collectively, the “Settling Parties”) filed a Joint Response to the Assigned Commissioner and Administrative Judges’ Ruling (“ACR”) on the proposed Settlement Agreement in the San Onofre Nuclear Generating Station Units 2 and 3 Order Instituting Investigation proceeding (“OII”). The ACR, which was issued on September 5, 2014, requested modifications and clarifications to the Settlement Agreement. While the Settling Parties continue to believe that the Settlement Agreement meets the CPUC criteria for approval of settlements, they also believe that the public interest will be served by expeditiously resolving the OII and therefore will accept the ACR’s modifications and clarifications. The Settling Parties anticipate submitting an amendment to the Settlement Agreement on or before September 24, 2014, as required by the ACR, and have requested that the CPUC promptly approve the amended Settlement Agreement. The foregoing summary is qualified in its entirety by reference to the complete text of the Joint Response, which is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: September 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1
Joint Response Of Southern California Edison Company, San Diego Gas & Electric Company, The Utility Reform Network, The Office Of Ratepayer Advocates, Friends Of The Earth, And The Coalition Of California Utility Employees To Assigned Commissioner And Administrative Law Judges’ Ruling, dated September 19, 2014